UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
January 17, 2014 (January 13, 2014)

Daegis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

600 E. Las Colinas Blvd, Suite 1500
Irving, Texas 75039
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(214) 584-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     a) Dismissal of independent registered public accounting firm.

On January 13, 2014, Daegis Inc, at the direction and with the approval of the Audit Committee of our Board of Directors (the “Audit Committee”), dismissed Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm effective as of that date. We notified Grant Thornton of its dismissal on the same day.

Grant Thornton’s report on our consolidated financial statements for the fiscal year ended April 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor did Grant Thornton qualify or modify its opinion as to uncertainty, audit scope or accounting principles. During the years ended April 30, 2013 and 2012, and through January 13, 2014, we had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of disagreement in their reports on our consolidated financial statements; or reportable events, as described under Item 304(a)(1)(v) of Regulation S-K except for the material weakness in our internal control over financial reporting as we described in Item 9A of our Annual Report on Form 10-K for the year ended April 30, 2013, filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2013, and Item 4 of our quarterly reports on Form 10-Q for the quarter ended July 31, 2013 and Form 10-Q for the quarter ended October 31, 2013, filed with the SEC on August 30, 2013 and December 6, 2013, respectively. The material weakness in our internal control over financial reporting described in the foregoing filings with the SEC related to our contract modification process.

Our management and Audit Committee have authorized Grant Thornton to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

We provided Grant Thornton a copy of this Current Report on Form 8-K prior to filing it with the SEC, and we requested that Grant Thornton furnish the SEC with a letter stating whether Grant Thornton agrees with the statements made herein and, if it did not agree, the respects in which it does not agree. A copy of Grant Thornton’s letter, dated January 17, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     b) Engagement of new independent registered public accounting firm.

On January 13, 2014, the Audit Committee approved the engagement of Whitley Penn LLP (“Whitley Penn”) as our new independent registered public accounting firm beginning with fiscal year ended April 30, 2014, and to perform procedures related to the unaudited financial statements to be included in our Quarterly Report on Form 10-Q beginning with, and including, the fiscal quarter ending January 31, 2014. Whitley Penn’s appointment was effective January 13, 2014.

We did not consult with Whitley Penn during the fiscal years ended April 30, 2013 and 2012, or during any subsequent period prior to January 13, 2014 with respect to any of the matters or events listed in Item 304(a)(2) of Regulation S-K.

Item 9.01(d) Financial Statements and Exhibits.

d) Exhibit:

16.1	Letter of Grant Thornton LLP, dated January 17, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2014

By:	/s/	Susan K. Conner
Susan K. Conner
Chief Financial Officer